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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               _________________


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                       DATE OF REPORT:  NOVEMBER 22, 1996

                 SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

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
        0-12771                                                                  95-3630868
(COMMISSION FILE NUMBER)                                            (I.R.S. EMPLOYER IDENTIFICATION NO.)
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                 10260 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)    (ZIP CODE)

                                 (619) 546-6000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)





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                                    FORM 8-K

ITEM 5.  OTHER EVENTS.

         On November 20, 1996, Registrant entered into a definitive acquisition agreement to purchase Bell Communications Research, Inc. ("Bellcore"), a global provider of communications software, engineering, and consulting services. Bellcore currently is owned by the Regional Bell Operating Companies ("RBOCs") which include Ameritech, Bell Atlantic, Bell South, NYNEX, Pacific Telesis Group, SBC Communications, and US WEST or their affiliates. Registrant intends to obtain financing to complete the acquisition and will operate Bellcore as a separate subsidiary of Registrant. The consummation of the acquisition is subject to certain contingencies, including receipt of regulatory approvals which are expected to take between 9 and 14 months to obtain. The transaction is expected to be completed in late 1997.

         On November 21, 1996, Registrant issued a press release announcing the execution of the definitive agreement to purchase Bellcore. The terms of such press release, which is attached hereto as Exhibit 99, are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)     Exhibits.

                 99.  Press Release





                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


(Registrant)                                  SCIENCE APPLICATIONS
                                              INTERNATIONAL CORPORATION



Date:   November 22, 1996                     By:     /s/ Douglas E. Scott
                                                 ------------------------
                                                       Douglas E. Scott
                                              Its:     Corporate Vice President
                                                       and General Counsel

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                                 EXHIBIT INDEX



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 99.                                  Press Release
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